SRX Global Investor Presentation

NYSE American: SRXH | June 2026

Forward Looking Statements

The information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this presentation are “forward-looking statements” for purposes of federal and state securities laws, including statements regarding our expectations and projections regarding future developments, operations and financial conditions, and the anticipated impact of our acquisitions, business strategy, and strategic priorities. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation are only predictions and are based largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of known and unknown risks, uncertainties and assumptions. Although we believe the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. These forward-looking statements present our estimates and assumptions only as of the date of this presentation. Accordingly, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Who We Are

SRX Global is an AI-enabled platform company dedicated to generating returns through investments in high-conviction operating companies, strategic assets, and technology-enabled opportunities.

Our Portfolio

EMJX (Gen2 DAT)	Halo® (Pet Food Brand)
Multi-Asset Design BTC + ETH core holdings with strategic high conviction traditional asset allocation	**Premium Pet Nutrition Rooted in Nature** All-natural, sustainably sourced whole meat food and treats for dogs and cats
Active AI Management Proprietary Quantitative AI with Machine Learning (QAM) engine for optimal allocation and volatility management	**Digital Channel Focus** Pet food category continues to migrate online and Halo captures significant recurring revenue base
Options Strategies Generate income and protection independent of market direction	**Asset Light Model** Cost effective, agile manufacturing network with leading co-manufacturing partners across Dry, Wet, Freeze-Dried Raw, and Treats formats

Our Platform

AI-POWERED ADVANTAGE
Proprietary SRX AI platform enhances decision-making, operations, and risk management.

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OPERATOR-LED EXECUTION
Seasoned operators drive performance improvements and scalable growth.

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STRATEGIC RETURNS, MULTIPLIED
We compound value through disciplined capital allocation, operational excellence, and innovation.

High Growth End Market Exposure

- Financial Technology
- Consumer
- Biotech

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Proprietary AI Capabilities Inform Platform Decisions

How our QAM Engine Works:

Inputs
Macro indicators, momentum clusters, volatility regimes, sentiment signals

Model Logic
Cross-cycle trend recognition, state classification, Bayesian probability adjustments

Outputs
Asset allocation weights, hedge levels, timing, options pacing, alt-coin criteria

Execution
Rebalance frequency, guardrails, circuit-brakers, position sizing rules

Leadership Team



Kent Cunningham
Chief Executive Officer

Mr. Cunningham is a consumer-centric business leader with 25 years of experience leading, scaling, and turning around underperforming brands across Health and Wellness, Pet Food, and Vitamins and Mineral Supplements (VMS) categories. He has a consistent record of driving growth, maximizing profits, and creating value.

Mr. Cunningham holds a Master of Business Administration from Vanderbilt University, and a Bachelor of Arts in Communications from the University of Michigan.



Nina Martinez
Chief Financial Officer

Ms. Martinez is a dynamic and accomplished finance professional with a forward-thinking and innovative approach to driving financial performance and profitable organizational growth. She brings a wealth of expertise in strategic financial planning and leading public companies through transformative growth stages, from IPOs and M&As, to restructurings and recapitalizations.

Ms. Martinez is a licensed Certified Public Accountant in Florida and holds a Master of Science in Accounting from The University of Tampa, and a Bachelor of Science in Business Administration from the University of Central Florida.



Eric M. Jackson, Ph.D.
President, EMJX Platform & Head of Asset Management

Mr. Jackson has developed a track record of identifying high-performing investments, including his $OPEN Army movement that drove Opendoor's appreciation and Rising Dynasty, which empowers retail investors to identify market opportunities. His quantitative approach and AI-driven models form the foundation of EMJX's proprietary QAM engine, developed with academic and institutional rigor since 2021.

He has a Ph.D. in Management from the Columbia Business School and a Bachelor of Arts in English Literature from McGill University.

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PORTFOLIO COMPANY

EMJX

EMJX Delivers DAT Flywheel Benefits While Managing Risk

Downside Protection › Higher Yields › Less Dilution


Performance Generates Attention
Strategy Generates Performance
Attention Attracts Capital
The Flywheel Effect
Internal Yield Engine Scales Strategy
Capital Deploys to Model
Model Executes Strategy

EMJX's Business Model

Dual Value Creation Engine

Primary Value Creation

NAV Growth: Treasury assets compound through strategic acquisition and AI-timed entry

NAV Premium
Trust + Execution + Leadership

Secondary Value Creation

Option Yield: Hedging strategies generate income reinvested into treasury

Reduces dilution and accelerating NAV growth without constant capital

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The Three Pillars of the EMJX DAT Model

Multi-Asset Design

Core allocation to BTC and ETH with strategic holding of high-conviction assets

- 60-80% BTC + ETH core with up to 25% of capital deployed in options strategies for hedging and income generation
- 5-15% allocation to high-conviction assets

Diversified resilience smooths volatility

Multiple uncorrelated value drivers

AI-Driven Timing & Hedging

Proprietary QAM engine

- Pinpoints precise entry and exit points across cycles
- Systematic options strategies to protect downside and profit from volatility
- Optimized coin allocations across market environments

4 years of development

Proprietary Models and Technology

Trust & Narrative Premium

Authentic voice and transparent leadership

- 150,000+ engaged followers on X
- Regular CNBC, Bloomberg, Fox Business presence
- Proven track record of identifying 100-baggers

Credibility creates structural premium

Trust that retains capital during downturns

EMJX Outperforms Through Active Value Creation

Back-Tested Model Results

Strategy Total Return vs MSTR (Aligned Start)


EMJX Return (%)
MSTR Return (%)
Return (%)
1400
1200
1000
800
600
400
200
0
2021
2022
2023
2024
2025
80
60
40
20
0
-20
2025-01
2025-02
2025-03
2025-04
2025-05
2025-06
2025-07
2025-08
2025-09
2025-10
2025-11

		Gen1 DATs		EMJX Gen2	Result
Asset Exposure	X	Single Asset	✓	Multi-Asset	Diversified Alpha
Entry Strategy	X	Immediate Deployment	✓	AI-Timed DCA Strategy	Strategic Entry
Downside Risk	X	Unhedged + Leveraged Exposure	✓	Options-Based Protection	Volatility Smoothing
Yield Generation	X	None	✓	Active Options Income	Treasury Growth
Leadership	X	Limited Credibility	✓	Proven Track Record	Investor Trust
Outcome		**"Seasick" volatility**		**Captured volatility**	**Sustainable Premium**

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Gen2 Institutional-Grade Risk Management

Scenario-Based Stress Testing

Portfolio decisions are evaluated across multiple volatility regimes before execution, eliminating emotion-based management

- **Statistical price shock modeling** tests rebalance and hedge decision against historical patterns
- **Upside and downside envelopes** ensure allocations remain within risk thresholds regardless of market direction

Performance & Risk Standards

Performance tracking uses institutional benchmarks to ensure transparency and comparability, establishing the best-in-class accountability standards

- **Sharpe ratio, Sortino ratio, and max** drawdown measured against standard risk-free rate assumptions
- **Real-time risk monitoring** with quarterly investor reporting on model accuracy and realized vs. predicted returns

Position & Exposure Sizing Discipline

Every trade operates within predefined multi-layered risk parameters that adapt to market conditions and prevent treasury drawdowns

- **Dynamic position sizing adjust based on current market environment, and maximum permissible loss caps limit** downside on each position
- **Multi-layered constraints** cap maximum directional exposure per asset, leverage through derivatives, and total portfolio concentration
- **Automatic reduction protocols** decrease exposure during high-volatility states

Collateral & Liquidity Management

Options and hedge strategies are executed with collateral discipline, enabling proactive capital deployment across market cycles rather than reactive risk management

- **Collateral is fully reserved** before any options or derivative position is opened
- **Liquidity buffers remain** available for opportunistic rebalancing and to capitalize on market dislocations
- **No dependency on** forced liquidations or margin calls

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30-year Pioneer in Natural Pet Food

The Halo brand enjoys a loyal core consumer and is sold primarily in the fast-growing online channel with B&M entry targeted for 2027

Halo Pet Food Brand:

Premium Pet Nutrition Rooted in Nature
All-natural, sustainably sourced whole ingredient food and treats for dogs and cats

Sales Driven by E-Commerce
$6.3M in 1H’26 revenue, driven by recurring revenue base via Chewy and Amazon

Targeting the Most Attractive Consumers
High income pet parents with strong emotional attachment and low sensitivity to price

Asset Light Model
Cost effective, agile manufacturing network with leading co-manufacturing and 3PL partners across Dry, Wet, Freeze-Dried Raw, and Treats formats


Halo
holistic
Plant-Based Recipe
WITH SUPERFOODS
WILD-CAUGHT
Salmon and
Whitefish Recipe
Halo
BULLY STICK
Chews
Halo
elevate

Natural Pet Food: A Multi Billion-Dollar Growth Opportunity

$132.4B
Global market size, 2025

$247.7B
Projected market size, 2035

6.5%
Forecast CAGR, 2025–2035

WHAT'S DRIVING GROWTH

- Premiumization & humanization — owners treat pets as family, paying up for quality
- Personalized nutrition for specific life stages, breeds and health needs
- Functional formulations targeting digestive, joint and immune health
- Natural & sustainable sourcing — organic, plant- and insect-derived proteins

Source: Future Market Insights, Global Pet Food Market (2025–2035); PetfoodIndustry.com

Accelerating Growth and Improving Margins Across Halo

IMPROVE GROSS MARGIN

- Price increase Q3 2026
- Optimize Halo Holistic diets Q4
- Drive portfolio efficiency with SKU rationalization and ongoing mix migration

BUILD THE BRAND

- Unify brand strategy across vegan & meat lines on core Holistic
- Differentiate with consumer salient messaging and Halo point of differentiation
- Innovate on Halo with high value line extensions across life stage, breed size, variety, and freshness

GROW ONLINE CHANNELS

- Scale existing Amazon & Chewy retail presence and sales
- Demonstrate growth from media & marketing investment
- Build a replicable growth model and take advantage of Tent Poles

INVEST TO GROW

- Increase investment in Halo brand building to drive new customers to brand
- Add bench strength to close gaps and lead key growth projects
- Develop partnerships with value-add agencies and consultants to enter new channels, geographies

EXPAND TO BRICK & MORTAR

- New Broker partner will drive retail distribution strategy and data-driven selling
- Agency builds integrated marketing support plan and creative
- Online proof case study fuels retail expansion of Halo brand into broader omnichannel 2027

Capital Allocation Priorities

1

MAINTAIN FLEXIBILITY

Preserve balance sheet flexibility to invest in high-growth asset opportunities as they arise

Disciplined, returns-focused capital deployment

2

RETURN CAPITAL

Deliver a portion of returns to shareholders through dividends

Sustainable, growing distribution over time

3

REINVEST IN HALO

Reinvest into the Halo brand to accelerate growth

Fund innovation, distribution and brand-building initiatives

4

OPPORTUNISTIC M&A

Pursue opportunistic M&A that complements the portfolio

Strategic, value-accretive acquisitions

Investment Highlights

1. Platform strategy combines AI-driven investment approach, operational expertise, and disciplined capital allocation to deliver shareholder returns

2. EMJX provides exposure to select crypto opportunities and high-conviction assets while managing volatility across market cycles

3. Accelerating growth and improving margins across Halo pet food brands with expansion into brick and mortar in 2027

4. Differentiated leadership team brings together years of investment and operational expertise to drive platform strategy

SRX

Investor Relations Contact:

Valter Pinto, Managing Director
KCSA Strategic Communications
SRX@kcsa.com